                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                Amendment No. 1



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Dresdner RCM Global Funds, Inc.
--------------------------------------------------------------------------------
                  [Name of Registrant as Specified in Charter]


                    ----------------------------------------
               [Name of Person(s) Filing Proxy Statement if other
                                than Registrant]

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:_______________________

      (2) Aggregate number of securities to which transaction applies:_______________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           ________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
           ________________________________________________________________

      (5)  Total fee paid; ____________________________



[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:_______________________

      (2)  Form, Schedule or Registration Statement
           No.___________________________________________

      (3)  Filing Party:_________________________________

      (4)  Date Filed:___________________________________

Proxy Statement:  Questions & Answers

Q.   HISTORY / BACKGROUND ON THE REORGANIZATION.

     Over the past 3 years, Dresdner RCM Global Investors LLC ("Dresdner RCM" or "DRCM") has had tremendous success in growing the mutual fund business of the firm. However, a recently commissioned study shows an increasingly competitive environment with approximately 80% of net flows going into the top 10 fund companies in terms of total assets, and about 60% of fund companies experiencing net outflows. With the Allianz acquisition, Dresdner RCM had the opportunity to reassess its mutual fund initiative as well as the opportunity to restructure the business line. For various reasons, Dresdner RCM has historically worked with outsource partners for the distribution of our Fund Family.

     As a result of the Allianz transaction, Dresdner RCM has the ability to have some new partners. PIMCO is now affiliated with Dresdner RCM. During the post-acquisition review of the operations of Allianz, it became apparent to the management of both Dresdner RCM and other subsidiaries of Allianz that a restructuring of the Dresdner RCM Global Funds into the PIMCO Funds: Multi-Manager Series Trust would provide substantial advantages to the Funds' shareholders. Such a restructuring into a single, more integrated mutual fund complex would give shareholders of the Funds and PF: MMS Trust exchange privileges among a broader group of funds, and should also allow the expansion of the institutional and retail distribution channels for both the Funds and PF:MMS Trust.

     Regarding Distribution: Dresdner RCM has been working with Funds Distributor Inc. (FDI), an outsource partner, since 1996. Moving forward, Dresdner RCM will continue utilizing outsource partners, although assuming shareholder approval on December 5, 2001, that partner will become PIMCO Funds Distributors, LLC (PFD), an affiliate of Dresdner RCM.

     We believe that these changes will provide substantial benefits to shareholders including better shareholder servicing and the ability to have a broader fund line-up.

Q.   WHEN AND WHERE IS THE SHAREHOLDER MEETING?
     The shareholders' meeting will take place on Wednesday, December 5, 2001 in San Francisco, California. The meeting may be postponed if there are not enough votes to approve the reorganization.

Q.   WHAT DO I NEED TO DO NOW?
     After carefully reading and considering the information contained in the proxy statement, its attachments and the documents referred to, please complete, sign and mail your proxy card in the enclosed envelope as soon as possible so that we may vote your shares at the special meeting of the Funds' shareholders. You may also authorize a proxy by phone, by calling us toll free at 1-888-897-9267. To authorize a proxy electronically, visit

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     the website at www.proxyvote.com. In order to assure that we obtain your vote, please vote your proxy - as instructed on your proxy card - even if you currently plan to attend the meeting in person.

Q.   WHAT IF I DON'T INDICATE HOW TO VOTE ON MY PROXY?

     If you do not include instructions on how to properly vote your proxy, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q.   WHAT IF I DON'T RETURN THE PROXY?

     Not returning your proxy will have the same effect as voting against all of the proposals, including the reorganization.

Q.   CAN I CHANGE MY VOTE AFTER I HAVE AUTHORIZED MY PROXY?

     Yes. You may change your vote at any time before your proxy is voted. You can do this in one of (3) ways:

     1. Send a written notice to the Secretary of Dresdner RCM Global Funds, Inc. stating that you would like to revoke your proxy.

     2.   Execute and deliver a later-dated proxy.

     3. Attend the special meeting, file a written notice of revocation of your proxy with the Secretary of Dresdner RCM Global Funds, Inc. and vote in person. Your attendance, alone, will not revoke your proxy.

Q.   WHEN CAN I EXPECT THE REORGANIZATION TO BE COMPLETED?

     We will work to complete the reorganization as quickly as possible. We hope to complete the reorganization by December 7, 2001.

Q.   AM I ENTITLED TO DISSENTERS' RIGHT OF APPRAISAL?

     No. You are not entitled under either Maryland Law or the Charter of Dresdner RCM Global Funds, Inc. to demand payment for and appraisal of your Fund shares if the reorganization is consummated over your objections. However, at any time before or after the reorganization you can redeem your shares at their net asset value.

Q.   DOES THE REORGANIZATION HAVE ANYTHING TO DO W/ THE ALLIANZ TRANSACTION?

     No. The reorganization does not have a DIRECT correlation to the overall acquisition of Dresdner Bank by Allianz. However, during the post-acquisition review of the operations of Allianz, it became apparent to the management of both Dresdner RCM and other investment advisory subsidiaries of Allianz, that a restructuring of the Funds into a single platform would provide substantial advantages to Shareholders.

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Q.   HOW WILL IT IMPACT ME?

     We do not foresee the reorganization of the Funds to have any material impact on the investment philosophy and process of the Funds. The Funds will adopt new fee structures, which Dresdner RCM believes will be beneficial to shareholders over the long run.


Q.   WILL THE MANAGEMENT OF THE FUNDS CHANGE?

     PALP ("PIMCO ADVISORS LP") will become the investment advisor to the Funds, while Dresdner RCM will continue the day-to-day investment management of the Funds. The reorganization will not change the fundamental characteristics of the Funds including their investment objectives and strategies.


Q.   WHAT WILL REMAIN THE SAME?

     Dresdner RCM will continue the day-to-day management of the Funds and the fundamental characteristics will remain the same.

     - Each Fund's investment objective, strategy and philosophy will remain the same.

     - Dresdner RCM continues to have a commitment to shareholders in terms of the fund's management, communications and service.


Q.   WHAT WILL LOOK DIFFERENT?

     The Funds will continue to operate on a daily basis with the same investment philosophy and process. While the day-to-day operations will continue as usual, the following changes will likely occur:

          - The Funds will be listed in the Wall Street Journal under `PIMCO Funds'

          - Class I shareholders will begin receiving monthly statements instead of quarterly, if there is activity in their accounts.

Q.   WILL THE TICKER SYMBOLS STAY THE SAME?
     Yes. The reorganization of the Funds will have no effect on the ticker symbols for both Class I and Class N shares.


Q.   WILL THIS HAVE ANY TAX CONSEQUENCES?

     No. For Federal Income tax purposes, the reorganization will not result in the recognition of any gain or loss by the Fund upon the transfer of its assets into the new Fund structure. In addition, there will be no gain or loss to shareholders on the distribution of new shares in exchange for their Class I and N shares.

Q.   CAN I STILL BUY DIRECT?

     Class I (or Institutional shares) and in some cases a new share class called Administrative shares will continue to be offered on a direct basis to institutional clients with a minimum account size of $5 million.

     Retail share classes will be available for purchase through broker/dealers and mutual fund supermarkets. Share Classes A, B and C will be available with a minimum account size of $2,500 and Class D will be available through mutual fund supermarkets such as Schwab and Fidelity.

Q.   WHAT IS THE NEW FUNDS' STRUCTURE / CLASS OF SHARES?
     Institutional Share Class ($5 mm minimum)

     -    Institutional - true institutional, no 12b-1 fee

     - Administrative - institutionally priced, incorporates a 25 basis point 12b-1 fee or service (for accounts needing revenue sharing or record keeping services)

     Retail Share Classes ($2,500 minimum)

     - Class A - Front -end load, offered direct and by broker/dealers. Waived load for mutual fund wrap programs

     -    Class B - Back-end load, offered direct and by broker/dealers.

     -    Class C - Level-load, offered direct and by broker/dealers.

     - Class D - No load, offered by supermarket platforms such as Schwab & Fidelity on a no-transaction fee basis.

Q.   WHAT WILL DRESDNER RCM'S REPRESENTATION BE AT THE TRUST LEVEL?

     With the reorganization of the Funds, the existing Board of Directors of Dresdner RCM Global Funds will be dissolved.

     The Board of Directors of the PIMCO Funds: Multi-Manager Series Trust will consider adding one or two of Dresdner RCM Global Funds' Directors to their existing Board, however there is no assurance that additional Board members will be added. The Board of PIMCO Funds: Multi-Manager Series Trust are in the process of meeting with the current Dresdner RCM Global Funds' Directors so they can make an informed decision.




Q.   WILL I BE CHARGED ANY MORE OR LESS?

     Given the proposed reorganization, Dresdner RCM, along with the current Board of Directors took the opportunity to thoroughly examine the fee structures from an economic and competitive standpoint.

     Assuming the proxy is approved, shareholders will participate in the new funds' unified fee structure that establishes fixed total expense ratios in place of the current fluctuating expense ratio.

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As a result, 10 funds will maintain the exact same total expense ratio (relative to the existing expense cap) including:

-   Large Cap Growth, Class I           -   Global Equity, Class I
-   Large Cap Growth, Class N           -   International Growth Equity, Class I
-   MidCap, Class I                     -   Emerging Markets, Class I
-   MidCap, Class N                     -   Europe, Class N
-   Small Cap, Class I
-   Balanced, Class I

As a result, 4 funds will achieve lower total expense ratios (relative to the existing expense cap) including:

-   Tax Managed Growth, Class I         -   Global Small Cap, Class I
-   Tax Managed Growth, Class N         -   Europe, Class I

As a result, 7 funds will achieve slightly higher total expense ratios (relative to existing expense cap) including:

-   Biotechnology, Class N              -   Global Healthcare, Class N
-   Global Small Cap, Class N           -   International Growth Equity, Class N
-   Global Technology, Class I          -   Emerging Markets, Class N
-   Global Technology, Class N


Although it may appear that an increase in the total expense ratio will take place for some Funds, this is not entirely the case. Currently, all Funds have implemented an expense cap on their total expense ratios. If the operating expenses of a Fund exceed the expense cap, the advisor to the Fund (currently Dresdner RCM), would reimburse the Fund so that shareholders do not get charged expenses exceeding the cap. Eventually, all expense caps expire, and it is up to the advisor to decide whether or not to extend the caps. It is unlikely that Dresdner RCM could continue to extend these caps indefinitely. Should Dresdner RCM decide not to extend the expense caps within the old structure, the total expense ratios in most cases would be higher than those set forth in this new proposal. Therefore, in reality, many of the Funds in the new proposal actually have expense ratios below their true current expense ratios.

Therefore, although the total expense ratios will increase for some Funds, in most cases the total expense ratios for Funds under the new structure will be less than the corresponding existing Funds once the expense caps expire. The unified fee will allow all shareholders to know, up front, how much they will be paying in operational expenses and will protect shareholders against rising expenses.

Q.   WHY A `UNITARY' FEE?
     A Unitary fee would be beneficial to shareholders as there will be a constant fee for the term of the Funds' contract with PALP, regardless of market conditions. Market conditions often determine the asset levels of Funds, whether due to performance or net flows. Without a Unitary fee, fluctuations in assets can dramatically impact the total expense of a Fund, especially for some smaller Funds. Currently, Dresdner RCM has expense caps on its Funds so that shareholders are not impacted by increased costs. The expense caps are running out - many expire at the end of this year. From a business perspective, Dresdner RCM may not be able to continue the practice of implementing expense caps and reimbursing the Funds. A Unitary fee will ensure that all expenses are fixed for the term of a Fund's contract with PALP, regardless of market conditions and asset levels within the Fund.


Q.   WHAT IS SECURITIES LENDING?

     The Board of Directors are encouraging shareholders of the MidCap Fund and Small Cap Fund to approve the amendment of the Fund's fundamental investment policy relating to lending, to remove the percentage limitation on the value of the Fund's portfolio securities available for lending.

     Each of these Funds is currently permitted to lend up to 10% of its portfolio securities. By removing the limit on portfolio securities lending, the proposal would increase the ability of each of these Funds to lend out its securities. (SUBJECT TO APPLICABLE LAW - A LIMIT TO LEND UP TO 33 1/3 % OF A FUND'S TOTAL ASSET VALUE AT ANY ONE TIME.)

     Each of these Funds could receive the benefit of the security-lending income.

INSTITUTIONAL SHAREHOLDERS ONLY

Q. WHAT IF MY PORTFOLIO MANAGER IS `ALLOCATING' PORTIONS OF MY PORTFOLIO TO SMALL AND MIDCAP FUNDS? (INSTITUTIONAL CLIENTS ONLY)
     There will be no changes. Dresdner RCM Global Investors' portfolio managers will continue to have the same discretion to invest in the Funds.

Q. CAN INSTITUTIONAL SHAREHOLDERS STILL CONTACT DRESDNER RCM RELATIONSHIP MANAGERS REGARDING THEIR ACCOUNTS? (INSTITUTIONAL CLIENTS ONLY)
     Yes. As always, institutional shareholders will be able to contact Dresdner RCM Relationship Managers regarding their mutual fund account. Dresdner RCM remains committed to providing excellent service to our clients.
     In addition, a new servicing area will be established specifically to help institutional shareholders gain real-time account information. Effective February 18, 2002, the direct phone number will be 800-927-4648.


RETAIL SHAREHOLDERS ONLY

Q.   WHAT WILL HAPPEN TO CLASS N ("RETAIL") SHARES?

     With shareholder approval of the reorganization, Class N shares will be exchanged through a non-taxable conversion into Class D shares. Class D shares of the PIMCO Funds MMS Trust will continue to be offered on a no-load basis, while Class N shares will no longer be available.

     Existing direct Class N shareholders will be able to continue to invest in Class D shares.

     Prospective shareholders will be able to access Class D shares via most mutual fund supermarket platforms such as Schwab and Fidelity. Class D shares (formerly Class N), will no longer be offered on a direct basis to new shareholders.

DOMESTIC FUNDS                                 I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Large Cap Growth Fund
Management/Advisory Fee                              0.70%              0.45%             0.70%             0.45%
Administrative Fee                                    --                0.30%              --               0.50%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       0.35%               --               0.41%              --
Total Fund Operating Expenses                        1.05%              0.75%             1.36%             1.20%
Fee Waiver                                          (0.30%)              --              (0.36%)           (0.20%)
Net Fund Operating Expenses                          0.75%              0.75%             1.00%             1.00%

-    Class I shares

     - There will be no change in the total expense ratio relative to the current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.30%.

     -    The current expense cap extends through 2005.

     - There will be no increase of investment management fees to the shareholders; in fact, a 25 bp lower investment management fee will go into effect.

     - PALP ("PIMCO ADVISORS LP") has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 0.75% of the Fund's average daily net assets in the case of the Institutional Class Shares.

-    Class N shares

     - There will be no immediate change in the total expense ratio relative to the current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.36%.

     -    The current expense cap extends through 2005.

     - There will be no increase of investment management fees to the shareholders; in fact, a 25 bp lower investment management fee will go into effect.

     - PALP ("PIMCO ADVISORS LP") has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.00% of the Fund's average daily net assets in the case of the Class D shares.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Tax Managed Growth Fund
Management/Advisory Fee                              0.75%              0.60%             0.75%             0.60%
Administrative Fee                                    --                0.30%              --               0.50%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       1.31%               --               1.98%              --
Total Fund Operating Expenses                        2.06%              0.90%             2.98%             1.35%
Fee Waiver                                          (0.81%)              --              (1.48%)             --
Net Fund Operating Expenses                          1.25%              0.90%             1.50%             1.35%

-    Class I shares

     - The total expense ratio will be lowered by 35 bps, relative to the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.81%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 15 bp lower investment management fee will go into effect.

-    Class N shares

     - The total expense ratio will be lowered by 15 bps, relative to the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 1.48%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 15 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
MidCap Fund
Management/Advisory Fee                              0.75%              0.47%             0.75%             0.47%
Administrative Fee                                    --                0.30%              --               0.50%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       0.04%               --               8.57%              --
Total Fund Operating Expenses                        0.79%              0.77%             9.57%             1.22%
Fee Waiver                                          (0.02%)              --              (8.55%)           (0.20%)
Net Fund Operating Expenses                          0.77%              0.77%             1.02%             1.02%

-    Class I shares

     - There will be no change in total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.02%.

     -    The current expense cap extends through 6/2003.

     - PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 0.77% of the Fund's average daily net assets in the case of the Institutional Class Shares.

     - There will be no increase of investment management fees to the shareholders; in fact, a 28 bp lower investment management fee will go into effect.

-    Class N shares

     - There will be no change in total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 8.55%.

     - PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.02% of the Fund's average daily net assets in the case of the Class D shares.

     - There will be no increase of investment management fees to the shareholders; in fact, a 28 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Small Cap Fund
Management/Advisory Fee                              1.00%              0.72%
Administrative Fee                                    --                0.30%
Service Fees                                          --                 --
Other Expenses                                       0.18%               --
Total Fund Operating Expenses                        1.18%              1.02%
Fee Waiver                                          (0.16%)              --
Net Fund Operating Expenses                          1.02%              1.02%

-    Class I shares

     - There will be no change in total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     -    Currently, DRCM is reimbursing the Fund an average of 0.16%.

     -    The current expense cap extends through 6/2003.

     - PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.02% of the Fund's average daily net assets.

     - There will be no increase of investment management fees to the shareholders; in fact, a 28 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Biotechnology Fund
Management/Advisory Fee                                                                   1.00%             0.90%
Administrative Fee                                                                         --               0.45%
Service Fees                                                                              0.25%             0.25%
Other Expenses                                                                            0.25%              --
Total Fund Operating Expenses                                                             1.50%             1.60%
Fee Waiver                                                                                 --                --
Net Fund Operating Expenses                                                               1.50%             1.60%

-    Class N shares

     -    The total expense ratio will increase 10 bps due to the new
          Unitary Fee.

     -    The current expense cap extends through 2001.

     - There will be no increase of investment management fees to the shareholders; in fact, a 10 bp lower investment management fee will go into effect.

* As of 9/19, the Fund was operating with a total expense ratio of 1.54%, this is above current expense cap of 1.50%. The new expense ratio of 1.60% will be in-line with current operating expenses.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Balanced Fund
Management/Advisory Fee                              0.65%              0.60%
Administrative Fee                                    --                0.30%
Service Fees                                          --                 --
Other Expenses                                       0.66%               --
Total Fund Operating Expenses                        1.31%              0.90%
Fee Waiver                                          (0.41%)              --
Net Fund Operating Expenses                          0.90%              0.90%

-    Class I shares

     - There will be no change in the total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.41%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 5 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Global Small Cap Fund
Management/Advisory Fee                              1.00%              1.00%             1.00%             1.00%
Administrative Fee                                    --                0.40%              --               0.60%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       1.26%               --               1.39%              --
Total Fund Operating Expenses                        2.26%              1.40%             2.64%             1.85%
Fee Waiver                                          (0.76%)              --              (0.89%)             --
Net Fund Operating Expenses                          1.50%              1.40%             1.75%             1.85%

-    Class I shares

     - Total expense ratio will be lowered by 10 bps, relative to the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.76%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses' and therefore no reimbursement will be necessary.

     -    There will be no change to the investment management fee.

-    Class N shares

     - The total expense ratio will increase 10 bps due to the new Unitary Fee, relative to the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.89%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses' and therefore no reimbursement will be necessary.

     -    There will be no change to the investment management fee.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Global Technology Fund
Management/Advisory Fee                              1.00%              0.95%             1.00%             0.95%
Administrative Fee                                    --                0.40%              --               0.55%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       0.15%               --               0.31%              --
Total Fund Operating Expenses                        1.15%              1.35%             1.56%             1.75%
Fee Waiver                                            --                 --                --                --
Net Fund Operating Expenses                          1.15%*             1.35%             1.56%             1.75%

-    Class I shares

     - Total expense ratio will increase by 20 bps, relative to the total expense ratio as of 6/2001.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses' and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 5 bp lower investment management fee will go into effect.

* As of 9/19, the Fund was operating with a total expense ratio of 1.50%, in-line with current expense cap. The new expense ratio of 1.35% will actually be 15 bps lower than the current total expense ratio.

-    Class N shares

     - The total Expense Ratio will increase 19 bps relative to current total expense ratio.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 5 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Global Health Care Fund
Management/Advisory Fee                                                                   1.00%             0.80%
Administrative Fee                                                                         --               0.55%
Service Fees                                                                              0.25%             0.25%
Other Expenses                                                                            0.29%              --
Total Fund Operating Expenses                                                             1.54%             1.60%
Fee Waiver                                                                               (0.04)%             --
Net Fund Operating Expenses                                                               1.50%*            1.60% (4)

-    Class N shares

     - Total expense ratio will increase by 10 bps, relative to the current expense cap.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses' and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 20 bp lower investment management fee will go into effect.

* As of 9/19, the Fund was operating with a total expense ratio of 1.59%, this is above current expense cap of 1.50%. The new expense ratio of 1.60% will be in-line with current operating expenses.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Global Equity Fund
Management/Advisory Fee                              0.75%              0.85%
Administrative Fee                                    --                0.40%
Service Fees                                          --                 --
Other Expenses                                       15.76%              --
Total Fund Operating Expenses                        16.51%             1.25%
Fee Waiver                                          (15.26)%             --
Net Fund Operating Expenses                          1.25%              1.25%

-    Class I shares

     - There will be no change in total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 15.26%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
International Growth Equity Fund
Management/Advisory Fee                              0.75%              0.50%             0.75%             0.50%
Administrative Fee                                    --                0.50%              --               0.70%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       0.29%               --               0.94%              --
Total Fund Operating Expenses                        1.04%              1.00%             1.94%             1.45%
Fee Waiver                                          (0.04%)              --              (0.69%)             --
Net Fund Operating Expenses                          1.00%              1.00%             1.25%             1.45%

-    Class I shares

     - There will be no change in the total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.04%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 25 bp lower investment management fee will go into effect.

-    Class N shares

     - The total expense ratio will increase 20 bps relative to current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.69%.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fees to the shareholders; in fact, a 25 bp lower investment management fee will go into effect.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Emerging Markets Fund
Management/Advisory Fee                              1.00%              1.00%             1.00%             1.00%
Administrative Fee                                    --                0.50%              --               0.70%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       3.89%               --               5.04%              --
Total Fund Operating Expenses                        4.89%              1.50%             6.29%             1.95%
Fee Waiver                                          (3.39%)              --              (4.54%)             --
Net Fund Operating Expenses                          1.50%              1.50%             1.75%             1.95%

-    Class I shares

     - There will be no change in the total expense ratio relative to current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 3.39%.

     -    The current expense cap extends through 2001.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fee to the shareholders.

-    Class N shares

     - The total expense ratio will increase 20 bps relative to current expense cap.

     -    The current expense cap extends through 2001.

     -    Currently, DRCM is reimbursing the Fund an average of 4.54%.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - There will be no increase of investment management fee to the shareholders.

                                               I CLASS/ INSTITUTIONAL CLASS SHARES        N CLASS/CLASS D SHARES
                                                    CURRENT           PRO FORMA          CURRENT          PRO FORMA
Europe Fund
Management/Advisory Fee                              1.00%              0.80%             1.00%             1.00%
Administrative Fee                                    --                0.50%              --               0.70%
Service Fees                                          --                 --               0.25%             0.25%
Other Expenses                                       8.67%               --               0.77%              --
Total Fund Operating Expenses                        9.67%              1.30%             2.02%             1.75%
Fee Waiver                                          (8.32%)              --              (0.42%)           (0.15%)
Net Fund Operating Expenses                          1.35%              1.30%             1.60%             1.60%

-    Class I shares

     - Total expense ratio will be lowered by 5 bps relative to the current expense cap.

     -    New expense ratio is in-line with current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 8.32%.

     -    The current expense cap extends through 2002.

     - Unitary Fee compensates for `other expenses', and therefore no reimbursement will be necessary.

     - PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.30% of the Fund's average daily net assets in the case of the Institutional Shares.

-    Class N shares

     - There will be no change in the total expense ratio relative to the current expense cap.

     -    Currently, DRCM is reimbursing the Fund an average of 0.42%.

     - PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.60% of the Fund's average daily net assets in the case of the Class D Shares.